SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                            November 9, 1998



Commission        Registrant, State of Incorporation,          I.R.S. Employer
File Number       Address and Telephone Number               Identification No.
-----------       ----------------------------               ------------------

1-6047            GPU, Inc.                                        13-5516989
                  (a Pennsylvania corporation)
                  300 Madison Avenue
                  Morristown, New Jersey 07962-1911
                  Telephone (973) 455-8200


1-3141            Jersey Central Power & Light Company            21-0485010
                  (a New Jersey corporation)
                  2800 Pottsville Pike
                  Reading, Pennsylvania 19640-0001
                  Telephone (610) 929-3601


1-446             Metropolitan Edison Company                      23-0870160
                  (a Pennsylvania corporation)
                  2800 Pottsville Pike
                  Reading, Pennsylvania 19640-0001
                  Telephone (610) 929-3601


1-3522            Pennsylvania Electric Company                    25-0718085
                  (a Pennsylvania corporation)
                  2800 Pottsville Pike
                  Reading, Pennsylvania 19640-0001
                  Telephone (610) 929-3601

ITEM 5.  OTHER EVENTS.
         -------------

         As previously reported, on November 9, 1998 GPU announced that it had entered into definitive agreements providing for the sale of its remaining fossil fuel and hydroelectric generating facilities which were offered in a competitive auction process begun during the first quarter of 1998.
         Sithe Energies has agreed to acquire the fossil and hydroelectric generating facilities and related assets of Jersey Central Power & Light Company (JCP&L) -- other than JCP&L's 50% interest in the 400 MW Yards Creek pumped storage station which was not included in the auction -- Metropolitan Edison Company ("Met-Ed") and Pennsylvania Electric Company ("Penelec") -- other than Penelec's 20% interest in the Seneca pumped storage station -- for a total purchase price of approximately $1.68 billion. Of this amount, approximately $442 million, $677 million and $561 million, respectively, is payable to JCP&L, Met-Ed and Penelec.
     Separately, FirstEnergy Corp. has agreed to purchase Penelec's 20% interest in the Seneca Station for $43 million. Cleveland Electric Illuminating Co., a subsidiary of FirstEnergy, currently owns the remaining 80% of the station.
         As previously reported, in August 1998 Penelec and New York State Electric & Gas Corporation agreed to sell their 50% ownership interests in the 1884 MW Homer City Station to Edison Mission Energy for $1.8 billion, and in October 1998 GPU announced that definitive agreements had been signed to sell the Three Mile Island Unit No. 1 nuclear station to AmerGen Energy Company LLC, a joint venture of PECO Energy Company and British Energy, for approximately $100 million.
         The generation station assets are subject to receipt of various state and federal regulatory approvals and other conditions.
         A copy of GPU's news release relating to the agreements entered into with Sithe Energies and FirstEnergy is annexed as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         -------------------------------------------------------------------

         (c)      Exhibits

         1.       GPU News Release, dated November 9, 1998.

                                    SIGNATURE


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANTS HAVE DULY CAUSED THIS REPORT TO BE SIGNED ON THEIR BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                           GPU, INC.
                           JERSEY CENTRAL POWER & LIGHT COMPANY
                           METROPOLITAN EDISON COMPANY
                           PENNSYLVANIA ELECTRIC COMPANY



                           By:   /s/ T. G. Howson
                              --------------------------------
                                 T. G. Howson, Vice President
                                 and Treasurer


Date:   November 12, 1998